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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of Earliest Event Reported) July 9, 2003

                              ARGONAUT GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          0-14950                                       95-4057601
 (Commission File Number)                  (I.R.S. Employer Identification No.)

               10101 Reunion Place Suite 500, San Antonio TX 78216 (Address Of Principal Executive Offices, including Zip Code)

                                 (210) 321-8400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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Item 7.  Financial Statements and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c) A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARGONAUT GROUP, INC.

Dated:  July 9, 2003                        /s/ Mark W. Haushill
                                            -----------------------------------
                                            By:  Mark W. Haushill
                                            Its: Vice President, Chief Financial
                                                 Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit No.     Description
   10.1         Argonaut Group, Inc. Non-Employee Director Stock Option  Plan
                (incorporated by reference to Exhibit 99 to the Registrant's registration statement on Form S-8 (File No. 333-43228))
   23.1         Consent of Ernst & Young LLP